SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT No. 1 TO
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 14, 2006
(Date of earliest event report)
WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
SIGNATURES

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
Weyerhaeuser Company is filing this amendment to its Current Report on Form 8-K filed on September 11, 2006 which reported the appointment of Kim Williams to the Board of Directors of the company. At the time of her election, no determination had been made as to which committees of the Board Ms. Williams would serve. On December 14, 2006, the Board of Directors appointed Ms. Williams to serve on the Compensation Committee and the Audit Committee.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne Hillman

Its:	Vice President and
Chief Accounting Officer
Date: December 14, 2006